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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 17, 2007



                              SABINE PASS LNG, L.P.
             (Exact name of registrant as specified in its charter)

    Delaware                       333-138916                   20-0466069
 (State or other            (Commission File Number)         (I.R.S. Employer
 jurisdiction of                                            Identification No.)
 incorporation
 or organization)

                700 Milam Street
                    Suite 800
                 Houston, Texas                                    77002
      (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (713) 375-5000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01     Other Events.

         On September 17, 2007, Cheniere Energy, Inc. ("CEI") issued a press release announcing that, through a subsidiary, it has entered into a short term time charter agreement for the charter of the Galeomma, a 126,000 cubic meter LNG vessel, from Shell Western LNG BV. CEI anticipates making the vessel available to Sabine Pass LNG, L.P. for the commissioning of its LNG receiving terminal currently being constructed. The press release is attached to CEI's Current Report on Form 8-K filed on September 17, 2007 and is incorporated by reference into this Item 8.01.


Item 9.01     Financial Statements and Exhibits.

d)  Exhibits

Exhibit
Number        Description
------        -----------

99.1 Cheniere Energy, Inc. Press Release, dated September 17, 2007 (Incorporated by reference to Exhibit 99.1 to Cheniere Energy, Inc.'s Current Report on Form 8-K filed on September 17, 2007).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SABINE PASS LNG, L.P.

                                             By:   SABINE PASS LNG-GP, INC.,
                                                   its general partner


         Date:  September 17, 2007               By:      /s/ Don A. Turkleson
                                                          ----------------------
                                                 Name: Don A. Turkleson
                                                 Title: Chief Financial Officer


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EXHIBIT INDEX



Exhibit

Number        Description
------        -----------

99.1 Cheniere Energy, Inc. Press Release, dated September 17, 2007 (Incorporated by reference to Exhibit 99.1 to Cheniere Energy, Inc.'s Current Report on Form 8-K filed on September 17, 2007).